------------------------------------------------------------------

DIRECTORS                                               OFFICERS
Barton M. Biggs                                         Stefanie V. Chang
CHAIRMAN OF THE BOARD                                   VICE PRESIDENT
Chairman and Director, Morgan Stanley Asset Management  Harold J. Schaaff, Jr.
Inc. and Morgan Stanley                                 VICE PRESIDENT
Asset Management Limited; Managing                      Joseph P. Stadler
Director, Morgan Stanley & Co. Incorporated             VICE PRESIDENT
Michael F. Klein                                        Valerie Y. Lewis
DIRECTOR AND PRESIDENT                                  SECRETARY
Principal, Morgan Stanley Asset Management Inc. and     Karl O. Hartmann
Morgan Stanley & Co. Incorporated                       ASSISTANT SECRETARY
John D. Barrett II                                      Joanna M. Haigney
Chairman and Director,                                  TREASURER
Barrett Associates, Inc.                                Belinda A. Brady
Gerard E. Jones                                         ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
River Road Partners
Samuel T. Reeves
Chairman of the Board and Chief
Executive Officer,
Pinacle L.L.C.
Fergus Reid
Chairman and Chief Executive Officer, LumeLite
Plastics Corporation
Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin &
Boehm, P.C.

------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
---------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
---------------------------------------------------------
INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

---------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                             VALUE EQUITY PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1998

LETTER TO SHAREHOLDERS
-------

PERFORMANCE COMPARED TO THE S&P 500 INDEX AND THE INDATA EQUITY-MEDIAN INDEX(1)
----------------------------------------------------

                                              TOTAL RETURNS(2)
                               ----------------------------------------------
                                                                    AVERAGE
                                                       AVERAGE      ANNUAL
                                                       ANNUAL        SINCE
                                  YTD     ONE YEAR   FIVE YEARS    INCEPTION
                               ---------  ---------  -----------  -----------
PORTFOLIO--CLASS A...........      -8.15%     -5.34%      13.91%       12.41%
PORTFOLIO--CLASS B...........      -8.43      -5.66         N/A        12.96
S&P 500 INDEX--CLASS A.......       6.00       9.05       19.91        16.98
S&P 500 INDEX--CLASS B.......       6.00       9.05         N/A        21.98
INDATA EQUITY-MEDIAN
 INDEX--CLASS A..............      -0.48       1.89       16.12        14.99
INDATA EQUITY-MEDIAN
 INDEX--CLASS B..............      -0.48       1.89         N/A        17.51

1. The S&P 500 Index and the Indata Equity-Median Index are unmanaged indicies of common stocks. The Indata Equity-Median Index includes an average asset allocation of 8.3% cash and 91.7% equity based on $45.6 billion in assets among 1,188 portfolios for the period ended September 30, 1998.
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Our value investment philosophy for the Value Equity Portfolio is based on the premise that a diversified portfolio of undervalued securities should outperform the market over the long-term, and would be expected to preserve principal in a difficult market environment. Our Portfolio is characterized by a distinctly below average price-to-earnings ratio, price-to-book ratio, and a high dividend yield.

For the nine months ended September 30, 1998, the Portfolio had a total return of -8.15% for the Class A shares and -8.43% for the Class B shares compared to 6.00% for the S&P 500 Index and -0.48% for the Indata Equity-Median Index. For the one year ended September 30, 1998, the Portfolio had a total return of -5.34% for the Class A shares and -5.66% for the Class B shares compared to 9.05% for the S&P 500 Index and 1.89% for the Indata Equity-Median Index. For the five-year period ended September 30, 1998, the average annual total return of Class A was 13.91% compared to 19.91% for the S&P 500 Index and 16.12% for the Indata Equity-Median Index. From inception on January 31, 1990 through September 30, 1998, the average annual total return of Class A was 12.41% compared to 16.98% for the S&P 500 Index and 14.99% for the Indata Equity-Median Index. From inception on January 2, 1996 through September 30, 1998, the average annual total return of Class B was 12.96% compared to 21.98% for the S&P 500 Index and 17.51% for the Indata Equity-Median Index

The Portfolio holds undervalued companies with a wide valuation gap as compared to the characteristics of the S&P 500:

                                       PRICE-EARNINGS  PRICE-TO-BOOK
                                       --------------  -------------
Value Equity Portfolio...............      12.7x           3.1x
S&P 500 Index........................      21.7x           5.7x

The broad market indices officially corrected during the third quarter from peaks reached in July, driven by fears of a global recession and a global liquidity squeeze. As has been well publicized, the Russian government bond default and associated hedge fund losses has led to a significant increase in credit spreads and a worldwide flight to quality, rewarding U.S. Treasury bonds and the mega-cap stocks that have driven the very narrow performance of the broader indices.

Performance is narrow even by historical standards. The S&P 500 Index, on an equally weighted basis, declined 13.9% for the three months ended September 30, 1998, compared to the market cap-weighted index decline of

9.9%. The top 50 stocks in the S&P 500 Index fell an average of 6% and the next 450 stocks fell an average 16%. The larger cap Russell 1000 Index declined 10.3% while the smaller cap Russell 2000 Index declined 20.1% for the three months ended September 30, 1998.

The divergence in performance also affects valuation parameters, however valuation continues to provide no protection from underperformance. For the third quarter, global banks and deep cyclicals, as well as individual holdings such as Case, Continental Airlines and Harris, have accounted for a large part of the underperformance. The impact from Asia and Russia has impacted our holdings one-by-one.

During the third quarter, the best performing sectors in the Portfolio, on an absolute basis, were utilities, up 7%, and consumer non-durables, up 3%. Underperforming sectors included capital goods, down 49%, raw materials (chemicals, steel and metals), down 40%, and transportation, down 38%. The best performing stocks in the first half were Philip Morris, up 19%, NIPSCO, up 18%, and U.S. WEST, up 13%. Stocks providing the biggest disappointment included Case, down 55%, Bankers Trust, down 48%, Millennium Chemicals, down 45%, and Chase Manhattan, down 43%.

We have increased our positions in holdings where the fundamentals are intact, where we have confidence in management, and where valuations are attractive-to-significantly undervalued. It may take a significant economic slowdown or recession to "prove" that U.S. cyclicals and financials will show results from a decade-long restructuring effort built on technology investments, EVA (economic value added), capital management, and shareholder value principles. We have high quality companies in the Portfolio that we believe can produce medium-term 5 to 15% earnings growth; and the market is willing to sell us these companies at the significant discount of 12 times 1998 and 11 times 1999 expected earnings. There is risk to the earnings outlook; however, we are being "paid" on that risk. The alternative is to buy good-to-great companies at 20-to-50 price/earnings ratios (P/E); we do not think this is an attractive alternative.

With the sell-off in October, and the expected tax-loss selling, we will add to oversold stocks where we have confidence in the management, and where cash generation and risk-management profiles are strong. We are reducing our utility holdings, as 1999 P/E estimates have exceeded 18 times, and are putting the proceeds in technology (broadband), selected financials, and exceedingly cheap cyclicals.

As more of the favored-few have signaled that they too will see a slowdown, 25 to 50% "corrections" occur within a few days. We are confident that this momentum-driven process will eventually converge toward our holdings and away from the stocks that are perceived as safe and liquid. Compared to the S&P 500 Index, we continue to overweight utilities and financial services. We continue to underweight technology and health care.

Stephen C. Sexauer
PORTFOLIO MANAGER

October 1998

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1998

                                                                   VALUE
   SHARES                                                          (000)
------------                                                      -------
COMMON STOCKS (97.9%)
  BASIC MATERIALS (6.6%)
      60,800   Millennium Chemicals, Inc.                         $ 1,132
      10,600   Olin Corp.                                             304
      23,400   Southdown, Inc.                                      1,053
     105,900   USEC, Inc.                                           1,635
                                                                  -------
                                                                    4,124
                                                                  -------
  CAPITAL GOODS (14.1%)
      57,700   Case Corp.                                           1,255
      50,300   Cordant Technologies, Inc.                           2,128
      38,700   Gulfstream Aerospace Corp.                           1,558
       6,100   Northrop Grumman Corp.                                 445
       8,600   Philips Electronics N.V. (NY Shares)                   459
      36,700   United Technologies Corp.                            2,805
       1,600   Xerox Corp.                                            136
                                                                  -------
                                                                    8,786
                                                                  -------
  COMMUNICATION SERVICES (11.6%)
      32,700   AT&T Corp.                                           1,911
      44,300   Bell Atlantic Corp.                                  2,146
      22,400   Sprint Corp.                                         1,613
      29,900   U.S. WEST, Inc.                                      1,568
                                                                  -------
                                                                    7,238
                                                                  -------
  CONSUMER CYCLICALS (12.0%)
      11,000   Eastman Kodak Co.                                      851
      15,000   General Motors Corp.                                   820
      17,100   J.C. Penney Co., Inc.                                  769
      72,366   Meritor Automotive, Inc.                             1,090
      29,100   News Corp. Ltd. ADR                                    651
      79,932   Nielsen Media Research                                 819
      39,500   Ogden Corp.                                          1,123
      52,220   R.H. Donnelley Corp.                                   646
      35,400   TJX Cos., Inc.                                         631
                                                                  -------
                                                                    7,400
                                                                  -------
  CONSUMER STAPLES (1.2%)
      16,500   Philip Morris Cos., Inc.                               760
                                                                  -------

                                                                   VALUE
   SHARES                                                          (000)
------------                                                      -------
  ENERGY (5.1%)
      37,700   Ashland, Inc.                                      $ 1,744
      41,000   USX-Marathon Group                                   1,453
                                                                  -------
                                                                    3,197
                                                                  -------
  FINANCIAL (27.8%)
      53,200   Allstate Corp.                                       2,218
      24,000   American General Corp.                               1,533
      30,800   BankAmerica Corp.                                    1,852
      40,000   BankBoston Corp.                                     1,320
       7,700   Bankers Trust (New York) Corp.                         454
      30,500   Chase Manhattan Corp.                                1,319
      21,800   Fleet Financial Group, Inc.                          1,601
      23,600   Lincoln National Corp.                               1,941
      27,700   Loews Corp.                                          2,337
      11,600   Mellon Bank Corp.                                      639
      23,700   PNC Bank Corp.                                       1,067
      31,300   St. Paul Cos., Inc.                                  1,017
                                                                  -------
                                                                   17,298
                                                                  -------
  HEALTH CARE (1.8%)
      27,800   Bausch & Lomb, Inc.                                  1,095
                                                                  -------
  TECHNOLOGY (8.6%)
      11,000   ADC Telecommunications, Inc.                           232
      50,800   Harris Corp.                                         1,626
       5,800   International Business Machines Corp.                  742
      29,800   Litton Industries, Inc.                              1,788
      17,978   Texas Instruments, Inc.                                948
                                                                  -------
                                                                    5,336
                                                                  -------
  TRANSPORTATION (3.4%)
      56,700   Continental Airlines, Inc., Class B                  2,140
                                                                  -------
  UTILITIES (5.7%)
      60,700   NIPSCO Industries, Inc.                              1,996
      34,800   Pinnacle West Capital Corp.                          1,559
                                                                  -------
                                                                    3,555
                                                                  -------
TOTAL COMMON STOCKS (Cost $65,362)                                 60,929
                                                                  -------

                                                                   VALUE
                                                                   (000)
                                                                  -------
TOTAL INVESTMENTS (97.9%) (Cost $65,362)                          $60,929
                                                                  -------

OTHER ASSETS AND LIABILITIES (2.1%)
  Other Assets                                                      2,647
  Liabilities                                                      (1,343)
                                                               ----------
                                                                    1,304
                                                               ----------
NET ASSETS (100%)                                              $   62,233
                                                               ----------
                                                               ----------

CLASS A:
--------
NET ASSETS                                                     $   60,913
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 5,176,945 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)                              $    11.77
                                                               ----------
                                                               ----------

CLASS B:
--------
NET ASSETS                                                     $    1,320
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 112,617 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)                              $    11.72
                                                               ----------
                                                               ----------

------------------------------

ADR  --  American Depositary Receipt